UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2006
STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT (Address of Principal Executive Offices)	06890 (Zip Code)
Registrant’s telephone number, including area code (203) 259-7843
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE
EX-99.2: RESOLUTION OF THE BOARD OF DIRECTORS
EX-99.3: PRESS RELEASE

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On May 25, 2006, the Company issued a press release announcing the election of C. Michael Jacobi, Stephen Merkel and Ronald Whitaker as Directors of the Company, effective June 1, 2006. Mr. Jacobi is the former President, CEO, and Board member of Katy Industries and former President, CEO, and member of the Board of Directors of Timex Corporation. Mr. Merkel is the Chairman & CEO of Watco International Holdings. He is the former Corporate Vice-President, Officer and President of Loctite General Industrial Businesses and former President of Loctite Americas. Mr. Whitaker is the President & CEO of Hyco International, former President & CEO of Strategic Distribution, Inc., former President & CEO of Johnson Outdoors, and former President & CEO of Colt’s Manufacturing Co., Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     On May 25, 2006, the Company issued a press release announcing the appointment of Thomas A. Dineen to serve as Vice President, Chief Financial Officer, and Treasurer, effective immediately. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03      Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year
     On May 24, 2006, the Board of Directors of the Company adopted a resolution approving an amendment to Article 3 Section 2 of the Company’s by-laws in order to increase the number of directors from five to eight. This amendment is effective June 1, 2006. The full text of the resolution is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Sturm, Ruger & Company, Inc. dated May 25, 2006, announcing the election of C. Michael Jacobi, Stephen Merkel and Ronald Whitaker as Directors of the Company, effective June 1, 2006.

99.2	Resolution of the Board of Directors of Sturm, Ruger & Company, Inc. adopted by the Board of Directors on May 24, 2006 to increase the number of directors from five to eight.

99.3	Press release of Sturm, Ruger & Company, Inc. dated May 25, 2006, announcing the appointment of Thomas A. Dineen to serve as Vice President, Chief Financial Officer, and Treasurer, effective immediately.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.
By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Treasurer and Chief Financial Officer

Dated: May 25, 2006